Exhibit 10.17

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement. In the event of any conflict in the terms of this Adoption Agreement and the Plan Document, the terms of the Plan Document shall control.

THE EXECUTIVE NONQUALIFIED “EXCESS” PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by Fidelity & Guaranty Life Holdings, Inc. (formerly known as Old Mutual U.S. Life Holdings, Inc.) (the “Company”) of the Executive Nonqualified Excess Plan (“Plan”).

W I T N E S S E T H:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6	Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

	___	(a)	Company.

	XX	(b)	The administrative committee appointed by the Board to serve at the pleasure of the Board.

	___	(c)	Board.

	___	(d)	Other (specify): ____________________________________________________.

2.8	Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

	XX	(a)	Base salary.

	___	(b)	Service Bonus.

	XX	(c)	Performance-Based Compensation earned in a period of 12 months or more.

	___	(d)	Commissions.

	___	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

	XX	(f)	Other: Sales Incentive Plan Compensation and Long Term Incentive Plan Compensation.

2.9	Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferral to such account at the time designated below:

	___	(a)	The last business day of each Plan Year.

	___	(b)	The last business day of each calendar quarter during the Plan Year.

	___	(c)	The last business day of each month during the Plan Year.

	___	(d)	The last business day of each payroll period during the Plan Year.

	___	(e)	Each pay day as reported by the Employer.

	XX	(f)	Any business day on which Participant Deferrals are received by the Provider.

	___	(g)	Other: __________________________________________________.

2.13	Effective Date:

	___	(a)	This is a newly-established Plan, and the Effective Date of the Plan is __________________________.

	XX	(b)	This is an amendment and restatement of a plan named See Exhibit C with an effective date of See Exhibit C that was amended and restated on See Exhibit C. The Effective Date of this amended and restated Plan is See Exhibit C. This is amendment number See Exhibit C.

___ (i) All amounts in Deferred Compensation Accounts shall be subject to the provisions of this amended and restated Plan.

XX (ii) Any Grandfathered Amounts shall be subject to the Plan rules in effect on October 3, 2004.

2.20	Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

	XX	(a)	Age 65.

	___	(b)	The later of age ___ or the ___ anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

	___	(c)	Other: ___________________________________________________.

2.23	Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Employer Name	Address	Telephone No.	EIN
Fidelity & Guaranty Life Holdings, Inc.	1001 Fleet Street, Baltimore, MD 21202, 7th Floor	(410) 895-0100	48-1245662

Fidelity & Guaranty Life Business Services, Inc.	1001 Fleet Street, Baltimore, MD 21202, 7th Floor	(410) 895-0100	43-1914674

Fidelity & Guaranty Life Insurance Agency, Inc.	1001 Fleet Street, Baltimore, MD 21202, 7th Floor	(410) 895-0100	52-1387769

Fidelity & Guaranty Life Insurance Company	1001 Fleet Street, Baltimore, MD 21202, 7th Floor	(410) 895-0100	52-6033321

Fidelity & Guaranty Life Insurance Company of New York	2500 Westchester Avenue, Suite 200, Purchase, NY 10577		13-1972800

2.26	Plan: The name of the Plan is The Executive Nonqualified Deferred Compensation Plan of Fidelity & Guaranty Life Holdings, Inc..

2.28	Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30	Seniority Date: The date on which a Participant has:

	XX	(a)	Attained age 65.

	___	(b)	Completed ___ Years of Service from First Date of Service.

	___	(c)	Attained age ___ and completed ___ Years of Service from First Date of Service.

	___	(d)	Attained an age as elected by the Participant.

	___	(e)	Not applicable — distribution elections for Separation from Service are not based on Seniority Date.

4.1	Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

	XX	(a)	Base salary: minimum deferral: _______% maximum deferral: $______ or 50%

	___	(b)	Service Bonus: minimum deferral: _______% maximum deferral: $______ or %

	XX	(c)	Performance-Based Compensation: minimum deferral: _______% maximum deferral: $______ or 100%

	___	(d)	Commissions: minimum deferral: _______% maximum deferral: $______ or ____%

	___	(e)	Form 1099 Compensation: minimum deferral: _______% maximum deferral: $______ or ____%

	XX	(f)	Other: Sales Incentive Plan Compensation and Long Term Incentive Plan Compensation: minimum deferral: _______% maximum deferral: $______ or 100%

	___	(g)	Participant deferrals not allowed.

4.2	Employer Credits: Employer Credits will be made in the following manner:

	XX	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

XX (i) An amount determined each Plan Year by the Employer. Also See Exhibit D.

___ (ii) Other: ______________________________________________.

	___	(b)	Other Employer Credits: The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

___ (i) An amount determined each Plan Year by the Employer

___ (ii) Other: __________________.

	___	(c)	Employer Credits not allowed.

5.2	Disability of a Participant:

	___	(a)	Participants may elect upon initial enrollment to have accounts distributed upon becoming Disabled.

	XX	(b)	Participants may not elect to have accounts distributed upon becoming Disabled.

5.3	Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

	___	(a)	An amount to be determined by the Committee.

	___	(b)	Other: ______________________________________________.

	XX	(c)	No additional benefits.

5.4	In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

XX — Also See Exhibit A (a) In-Service Accounts are allowed with respect to:

___ Participant Deferral Credits only.
___ Employer Credits only.
XX Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:
XX Single lump sum payment.
___ Annual installments over a term certain not to exceed ___ years.

Education Accounts are allowed with respect to:
___ Participant Deferral Credits only.
___ Employer Credits only.
XX Participant Deferral and Employer Credits.

Education Accounts may be made in the following manner:
XX Single lump sum payment.
XX Annual installments over a term certain not to exceed 6 years.

If applicable, amounts not vested at the time payments due under this Section cease will be:
___ Forfeited.
___ Distributed at Separation from Service if vested at that time.

5.5	Change in Control Event:

	XX	(a)	Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

	___	(b)	Participants may not elect to have accounts distributed upon a Change in Control Event.

5.6	Unforeseeable Emergency Event:

	XX	(a)	Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

	___	(b)	Participants may not apply to have accounts distributed upon a Unforeseeable Emergency event.

6.	Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

	XX	(a)	Normal Retirement Age.

	XX	(b)	Death.

	XX	(c)	Disability.

	___	(d)	Change in Control Event.

	___	(e)	Other: ________________________________________________.

	XX	(f)	Satisfaction of the vesting requirement as specified below:

		XX	Employer Discretionary Credits:

___ (i) Immediate 100% vesting.

___ (ii) 100% vesting after ___ Years of Service.

___ (iii) 100% vesting at age ___.

XX (iv) Number of Years of Service Vested Percentage

Less than 1 0%
1 20%
2 40%
3 60%
4 80%
5 or more 100%
6%
7%
8%
9%
10%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

XX (1) First Day of Service.

___ (2) Effective Date of Plan Participation.

___        (3)            Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

		___	Other Employer Credits:
___ (i) Immediate 100% vesting.

___ (ii) 100% vesting after ___ Years of Service.

___ (iii) 100% vesting at age ___.

___ (iv) Number of Years of Service Vested Percentage

Less than 1 ___%
1 ___%
2 ___%
3 ___%
4 ___%
5 ___%
6 ___%
7 ___%
8 ___%
9 ___%
10 or more ___%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

___ (1) First Day of Service.

___ (2) Effective Date of Plan Participation.

___        (3)          Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

7.1	Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

	(a)	Separation from Service prior to Seniority Date, or Separation from Service if Seniority Date is Not Applicable

		XX	(i) A lump sum.

XX

(ii)       Annual installments over a term certain as elected by the Participant not to exceed 5 years. Distribution shall commence on the first business day of the calendar quarter following the date of the Qualifying Distribution Event and shall occur annually thereafter.

		XX	(iii) Other: See Exhibit B

	(b)	Separation from Service on or After Seniority Date, If Applicable

		XX	(i) A lump sum.

XX

(ii)        Annual installments over a term certain as elected by the Participant not to exceed 5 years. Distribution shall commence on the first business day of the calendar quarter following the date of the Qualifying Distribution Event and shall occur annually thereafter.

	XX	(iii) Other: See Exhibit B

(c)	Separation from Service Within Thirty Days Following a Change in Control Event

	XX	(i) A lump sum.

XX

(ii)        Annual installments over a term certain as elected by the Participant not to exceed 5 years. Distribution shall commence on the first business day of the calendar quarter following the date of the Qualifying Distribution Event and shall occur annually thereafter.

	XX	(iii) Other: See Exhibit B

(d)	Death

	XX	(i) A lump sum.

XX

(ii)        Annual installments over a term certain as elected by the Participant not to exceed 5 years. Distribution shall commence on the first business day of the calendar quarter following the date of the Qualifying Distribution Event and shall occur annually thereafter.

	XX	(iii) Other: See Exhibit B

(e)	Disability

	___	(i) A lump sum.

___

(ii)        Annual installments over a term certain as elected by the Participant not to exceed 5 years. Distribution shall commence on the first business day of the calendar quarter following the date of the Qualifying Distribution Event and shall occur annually thereafter.

	___	(iii) Other: _______________

If applicable, amounts not vested at the time payments due under this Section cease will be:

	___	Forfeited.

	___	Distributed at Separation from Service if vested at that time.

(f)	Change in Control Event

	XX	(i) A lump sum.

XX

(ii)        Annual installments over a term certain as elected by the Participant not to exceed 5 years. Distribution shall commence on the first business day of the calendar quarter following the date of the Qualifying Distribution Event and shall occur annually thereafter.

		XX	(iii) Other: See Exhibit B

If applicable, amounts not vested at the time payments due under this Section cease will be:

		___	Forfeited.
		XX	Distributed at Separation from Service if vested at that time.

7.4	De Minimis Amounts.

	XX	(a)	Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $25,000. In addition, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination and liquidation of the Participant’s entire interest in the Plan and all agreements, methods, programs, or other arrangements that are treated as a single nonqualified deferred compensation plan for purposes of Treasury Regulation section 1.409A-1(c)(2).

	___	(b)	There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination and liquidation of the Participant’s entire interest in the Plan and all agreements, methods, programs, or other arrangements that are treated as a single nonqualified deferred compensation plan for purposes of Treasury Regulation section 1.409A-1(c)(2).

10.1	Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

	XX	(a)	Company.

	___	(b)	Employer or Participating Employer who employed the Participant when amounts were deferred.

14.	Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 5.4 of the Plan shall be amended to add to the end thereof the text provided in the attached Exhibit A.

	___	There are no amendments to the Plan.

17.9	Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of Delaware, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

Fidelity & Guaranty Life Holdings, Inc. Name of Employer

By:
Authorized Person

Date

EXHIBIT A

The following shall be added to the end of Section 5.4, “In-Service or Education Distributions”:

Subject to Section 7.6 of the Plan, with respect to amounts not vested at the time payments due under this section cease, a distribution shall be made on each anniversary date of the in-service distribution event of all such amounts that vested during the twelve-month period preceding the applicable anniversary date.

EXHIBIT B

Section 7.1 Payment Options:

(iii)	Upon initial enrollment, instead of electing to receive payment pursuant to clause (i) or (ii), a Participant may elect to receive or commence payment of his or her Account (or portions thereof) by electing a form and time of distribution on the Participation Agreement, as explained therein, as follows:

Permissible forms of distribution:

(a) a lump sum,

(b) installment payments payable over a specified number of years in regular and periodic intervals that are no more frequent than monthly, or

(c) a specified percentage paid as a lump sum, with the remaining percentage paid as installment payments payable over a specified number of years in regular and periodic intervals that are no more frequent than monthly.

Permissible times at which distribution may commence:

(a) a specified date following the Qualifying Distribution Event as permitted by the Participation Agreement, or

(b) the lapse of a specified increment of time following the Qualifying Distribution Event (for example, the Participant could elect 1st anniversary of the Qualifying Distribution Event, or the Participant could elect April 15th following the 5th anniversary of the Qualifying Distribution Event).

A Participant may make a one-time subsequent election to delay the date(s) or change the form of payment elected pursuant to this clause (iii) to a later date(s). Such subsequent election is subject to Section 7.5 of the Plan and may not take effect until at least 12 months after the date on which such subsequent election is made and, except where the Qualifying Distribution Event is death, must provide for the deferral of payment for a period of at least five years from the date such payment would otherwise have commenced or been made.

EXHIBIT C

Section 2.13 Effective Date: This is an amendment and restatement of the adoption agreement for a plan named The Executive Nonqualified Deferred Compensation Plan of Fidelity & Guaranty Life Holdings, Inc. with an original plan effective date of October 1, 2001. This amendment and restatement of the adoption agreement was adopted on May 23, 2011 and is effective as of April 6, 2011 (the “Current Restatement”). The Current Restatement is the sixth amendment and restatement of the adoption agreement.

Unless otherwise expressly stated herein, benefits accrued on or after January 1, 2005 are governed by the amended and restated version of the Plan in effect at the time such benefits accrued. Any Grandfathered Amounts shall be subject to the Plan rules in effect on October 3, 2004.

EXHIBIT D

The Company may credit an Employer Credit to the Deferred Compensation Account of certain Active Participants as follows:

1.	On or before December 31 of each calendar year, the Company may credit to the Deferred Compensation Account of each Active Participant who is a Senior Vice President of the Company an Employer Credit with respect to such calendar year.

2.	The Employer Credit made to an Active Participant’s Deferred Compensation Account for each calendar year, if any, shall be equal to 5% of such Active Participant’s current annual base salary. The Employer Credit, if any, is not subject to Company or individual performance factors.

3.	To the extent of any conflict between the terms of this Exhibit D and the terms of the Plan, the Plan shall govern.

4.	This Employer Credit may from time to time also be referred to as the Executive Supplemental Retirement Contribution.